UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

NextBoat Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42930	33-2636992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Jel Wade Dr

Wilmington, NC 28401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (910) 772-9277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NXB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by NextBoat Inc. (the “Company”) with the Securities and Exchange Commission to report the Company’s acquisition of Apex Marine, LLC, Apex Marine Sales, LLC and Apex Marine Stuart, LLC (collectively, “Apex”). The Company is filing this amendment solely to provide the financial statements and unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. Except as set forth in this amendment, no other changes have been made to the original Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Apex Marine, LLC, Apex Marine Sales, LLC and Apex Marine Stuart, LLC as of and for the year ended December 31, 2025, together with the report of M&K CPAS, PLLC, independent registered public accounting firm, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited combined financial statements of Apex Marine, LLC, Apex Marine Sales, LLC and Apex Marine Stuart, LLC as of March 31, 2026 and December 31, 2025 and for the three months ended March 31, 2026 and 2025 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of NextBoat Inc. and Apex as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Exhibits
99.1	Audited combined financial statements of Apex Marine, LLC, Apex Marine Sales, LLC and Apex Marine Stuart, LLC as of and for the year ended December 31, 2025, together with the report of M&K CPAS, PLLC, independent registered public accounting firm.
99.2	Unaudited combined financial statements of Apex Marine, LLC, Apex Marine Sales, LLC and Apex Marine Stuart, LLC as of March 31, 2026 and December 31, 2025 and for the three months ended March 31, 2026 and 2025.
99.3	Unaudited pro forma condensed combined financial information of NextBoat Inc. and Apex as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	NextBoat Inc.

	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer